UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22369

Western Asset Mortgage Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2017

WESTERN ASSET

MORTGAGE DEFINED OPPORTUNITY FUND INC. (DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities, consisting primarily of non-agency residential mortgage-backed securities and commercial mortgage-backed securities.

The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Mortgage Defined Opportunity Fund Inc. for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

January 31, 2018

II	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rate,iii three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Mortgage Defined Opportunity Fund Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).

The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022.

The Fund also may invest, to a lesser degree, in other permitted investments, including cash and cash equivalents; Treasury securities; non-mortgage related asset-backed securities (“ABS”) backed by various asset classes including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans; and investment grade and below investment grade fixed income securities including bonds, debentures, notes, commercial paper and other similar types of debt instruments including hybrid securities. The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes with certain limitations. Notwithstanding the foregoing, the Fund may invest without limitation in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof.

The Fund is not limited in its ability to invest in below investment grade (commonly referred to as “high yield” or “junk” securities) or illiquid securities. Below investment grade securities are securities rated below the Baa3 or BBB- categories at the time of purchase by one or more nationally recognized statistical rating organizations or unrated securities that we determined to be of comparable credit quality.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Greg E. Handler and Anup Agarwal.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationi Treasuries over the twelve-month reporting period

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	1

Fund overview (cont’d)

ended December 31, 2017. The fixed income market was impacted by a number of factors, including accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)ii, generally benign inflation, several geopolitical issues and, most recently, the signing of the U.S. tax reform bill.

Short-term Treasury yields moved higher during the reporting period, whereas longer-term Treasury yields edged lower. The yield for the two-year Treasury note began the reporting period at 1.20% and ended the period at 1.89%. The low of 1.12% occurred on February 24, 2017, and the peak of 1.92% took place on December 26, 2017. The yield for the ten-year Treasury began the reporting period at 2.45% and ended the period at 2.40%. The low of 2.05% occurred on September 7, 2017, and the peak of 2.62% took place on March 13, 2017. All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 3.54% for the reporting period.

It was a positive year for the mortgage market, driven by overall solid fundamentals and rising housing prices. Agency MBS experienced periods of volatility during the year. This was largely driven by uncertainties about how the Fed would begin normalizing its sizable balance sheet, including its allocation to agency MBS. Agency MBS spreads widened leading up to the Fed announcing its balance sheet reduction strategy in September 2017. However, with the Fed clearly communicating a very gradual tapering of its balance sheet — by initially not selling, but rather just not reinvesting a relatively small portion of its maturing agency MBS positions every month — the sector rallied and its spreads narrowed.

During the twelve months ended December 31, 2017, the overall agency MBS market, as measured by the Bloomberg Barclays U.S. Mortgage Backed Securities Indexiv, gained 2.47%. Looking at the year more closely, within this index, MBS GNMA 30 years returned 1.87%, MBS Conventional 30 years returned 2.96%, MBS GNMA 15 years gained 1.22% and MBS Conventional 15 years returned 1.70%. Other securitized sectors, including non-agency MBS, CMBS and ABS, all outperformed agency MBS. This was driven by overall strong demand from investors looking to generate incremental income in the low interest rate environment.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced our exposure to CMBS as their spreads tightened and we found better relative values elsewhere. However, we did increase our allocation to credit risk transfer securities, which are credits issued by Fannie Mae and Freddie Mac. We added to our position in non-agency MBS as housing fundamentals improved and they offered attractive yields. Within the ABS market, we initiated positions in credit cards and rental cars, while increasing our position in manufactured housing. We actively managed our non-agency MBS exposure by selling higher dollar priced issues with limited upside potential in favor of legacy securities (issued pre-2007) that offered more attractive yields and greater upside potential. Finally, we added to the Fund’s position in re-performing loans. These are loans issued prior to 2007 that, at some point in time, were either modified or the borrower had become delinquent. The borrower has since cleared the

2	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

delinquency and has continued to make their interest payments over the last few years.

During the reporting period, we utilized Treasury futures to manage the Fund’s duration and yield curvev exposure. Overall, the use of these derivatives detracted from performance. CMBS index and total return swaps, which were used to manage the Fund’s exposure to CMBS, were additive to results. Finally, the strategy used foreign exchange forwards to manage currency risk. The use of this derivative did not meaningfully impact performance.

Finally, we actively utilized leverage in the Fund. When the reporting period began, the Fund’s leverage as a percentage of gross assets was roughly 32%. At the end of the period, approximately 31% of the Fund’s gross assets were levered. Overall, leverage contributed to results given the positive total return of the assets of the Fund in 2017.

Performance review

For the twelve months ended December 31, 2017, Western Asset Mortgage Defined Opportunity Fund Inc. returned 19.70% based on its net asset value (“NAV”)vi and 24.13% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the ICE BofAML U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexvii, returned 9.26% for the same period. The Lipper U.S. Mortgage Closed-End Funds Category Averageviii returned 9.23% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $3.28 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2017
Price Per Share	12-Month Total Return**
$21.27 (NAV)	19.70	%†
$24.67 (Market Price)	24.20	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributor to the Fund’s performance during the reporting period was our allocation to legacy non-agency MBS (issued pre-2007). Our credit risk transfer securities also generated solid results. They both performed well given strengthening housing fundamentals and overall robust investor demand. Allocations to ABS and CMBS were also

*	For the tax character of distributions paid during the fiscal year ended December 31, 2017, please refer to page 46 of this report.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	3

Fund overview (cont’d)

additive for performance given narrowing spreads and solid demand.

Q. What were the leading detractors from performance?

A. The Fund generated a strong absolute return during the reporting period. There were no meaningful detractors from absolute performance during the period, although select securities were modest headwinds for results.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XDMOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Mortgage Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2018

RISKS: The Fund is a non-diversified, limited-term closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in lower-rated high-yield bonds (commonly known as “junk bonds”), which are subject to greater liquidity risk and credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency.

4	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The ICE BofAML U.S. Floating Rate Home Equity Loan Asset Backed Securities Index (formerly known as BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index) tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2017 and December 31, 2016 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2017

Total Spread Duration
DMO	— 5.23 years
Benchmark	— 3.33 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— ICE BofAML U.S. Floating Rate Home Equity Loan Asset Backed Securities Index*
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
HY	— High Yield
MBS	— Mortgage-Backed Securities

*	Formerly known as the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2017

Total Effective Duration
DMO	— 3.27 years
Benchmark	— -0.06 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— ICE BofAML U.S. Floating Rate Home Equity Loan Asset Backed Securities Index*
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
HY	— High Yield
MBS	— Mortgage-Backed Securities

*	Formerly known as the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index.

8	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Schedule of investments

December 31, 2017

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — 96.3%
Ace Securities Corp., 2005-RM1 M4 (1 mo. USD LIBOR + 1.020%)	2.572%	3/25/35	$3,139,058	$2,656,818	(b)(c)
Adjustable Rate Mortgage Trust, 2005-05 1A1 (6 mo. USD LIBOR + 2.020%)	3.401%	9/25/35	196,761	161,802	(b)(c)
Adjustable Rate Mortgage Trust, 2005-07 2A21 (12 mo. USD LIBOR + 1.900%)	3.407%	10/25/35	506,965	473,354	(b)(c)
Adjustable Rate Mortgage Trust, 2005-12 5A1 (1 mo. USD LIBOR + 0.500%)	1.829%	3/25/36	295,905	162,832	(b)(c)
Aegis Asset-Backed Securities Trust, 2005-3 M3 (1 mo. USD LIBOR + 0.490%)	2.042%	8/25/35	3,460,000	2,503,508	(b)(c)
AFC Home Equity Loan Trust, 2003-3 1A (1 mo. USD LIBOR + 0.750%)	2.302%	10/25/30	1,264,753	1,084,549	(b)(c)(d)
American Home Mortgage Assets, 2005-2 2A1A (6 mo. USD LIBOR + 2.580%)	3.406%	1/25/36	1,021,655	864,962	(b)(c)
American Home Mortgage Investment Trust, 2007-2 2A (1 mo. USD LIBOR + 0.800%)	2.129%	3/25/47	12,735,445	987,469	(b)(c)
American Home Mortgage Investment Trust, 2007-A 4A (1 mo. USD LIBOR + 0.900%)	2.229%	7/25/46	2,132,637	1,004,655	(b)(c)(d)
Argent Securities Inc., 2006-M2 A2C (1 mo. USD LIBOR + 0.150%)	1.479%	9/25/36	2,245,728	993,813	(b)(c)
Argent Securities Inc., 2006-M2 A2D (1 mo. USD LIBOR + 0.240%)	1.569%	9/25/36	592,714	264,767	(b)(c)
Argent Securities Inc., 2006-M3 A2C (1 mo. USD LIBOR + 0.160%)	1.489%	10/25/36	3,633,058	1,677,814	(b)(c)
Banc of America Alternative Loan Trust, 2005-9 1CB5, IO (-1.000 x 1 mo. USD LIBOR + 5.100%)	3.771%	10/25/35	3,525,140	304,777	(b)(c)
Banc of America Funding Corp., 2004-B 6A1	2.105%	12/20/34	416,801	322,876	(b)(c)
Banc of America Funding Corp., 2004-C 3A1 (12 mo. USD LIBOR + 1.980%)	3.617%	12/20/34	551,594	530,930	(b)(c)
Banc of America Funding Corp., 2006-D 2A1	3.369%	5/20/36	40,600	36,986	(b)(c)
Banc of America Funding Corp., 2006-D 6A1 (12 mo. USD LIBOR + 2.300%)	3.408%	5/20/36	1,028,859	952,739	(b)(c)
Banc of America Funding Corp., 2006-F 1A1 (1 year Treasury Constant Maturity Rate + 2.500%)	3.306%	7/20/36	335,454	333,062	(b)(c)
Banc of America Funding Corp., 2014-R5 1A2 (6 mo. USD LIBOR + 1.500%)	3.061%	9/26/45	3,750,000	2,827,894	(b)(c)(d)
Banc of America Funding Corp., 2015-R2 09A2	1.743%	3/27/36	4,636,945	3,274,824	(b)(c)(d)
Banc of America Funding Corp., 2015-R3 2A2	1.368%	2/27/37	2,491,118	1,639,674	(b)(c)(d)
Banc of America Funding Corp., 2015-R4 4A3	12.877%	1/27/30	9,206,900	4,432,625	(b)(c)(d)
Bayview Financial Acquisition Trust, 2007-A 2A (1 mo. USD LIBOR + 0.350%)	1.688%	5/28/37	1,247,156	1,147,422	(b)(c)
Bayview Financial Asset Trust, 2007-SR1A M1 (1 mo. USD LIBOR + 0.800%)	2.129%	3/25/37	2,962,295	2,774,106	(b)(c)(d)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	9

Schedule of investments (cont’d)

December 31, 2017

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Bayview Financial Asset Trust, 2007-SR1A M2 (1 mo. USD LIBOR + 0.900%)	2.229%	3/25/37	$3,606,477	$3,390,272	(b)(c)(d)
Bayview Financial Asset Trust, 2007-SR1A M3 (1 mo. USD LIBOR + 1.150%)	2.479%	3/25/37	1,633,964	1,462,594	(b)(c)(d)
Bayview Financial Asset Trust, 2007-SR1A M4 (1 mo. USD LIBOR + 1.500%)	2.829%	3/25/37	705,308	637,164	(b)(c)(d)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	117,646	117,902	(c)(d)
BCAP LLC Trust, 2011-RR2 1A4 (6 mo. USD LIBOR + 2.400%)	4.505%	7/26/36	4,373,993	3,066,945	(b)(c)(d)
Bear Stearns Alt-A Trust, 2005-9 25A1 (12 mo. USD LIBOR + 1.990%)	4.124%	11/25/35	385,309	341,384	(b)(c)
Bear Stearns Asset-Backed Securities Trust, 2004-BO1 M9B (1 mo. USD LIBOR + 4.000%)	5.329%	10/25/34	487,000	493,342	(b)(c)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1 (1 mo. USD LIBOR + 0.500%)	1.451%	9/25/34	93,573	90,545	(b)(c)
Bellemeade Re Ltd., 2017-1 B1 (1 mo. USD LIBOR + 4.750%)	6.302%	10/25/27	1,070,000	1,096,943	(b)(c)(d)
Centex Home Equity Loan Trust, 2004-D MV1 (1 mo. USD LIBOR + 0.620%)	1.949%	9/25/34	922,972	926,673	(b)(c)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	212,007	175,710	(c)
Chaseflex Trust, 2005-2 3A3, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	4.171%	6/25/35	11,746,317	2,051,652	(b)(c)
Chevy Chase Mortgage Funding Corp., 2006-2A A1 (1 mo. USD LIBOR + 0.130%)	1.368%	4/25/47	173,278	162,787	(b)(c)(d)
Citicorp Mortgage Securities Inc., 2007-8 B1	5.944%	9/25/37	3,859,613	2,602,331	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2004-HYB3 1A (1 year Treasury Constant Maturity Rate + 2.500%)	3.579%	9/25/34	83,078	83,478	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2004-UST1 A2 (3 mo. USD LIBOR + 1.110%)	2.410%	8/25/34	24,712	23,946	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2005-05 (6 mo. USD LIBOR + 2.210%)	3.558%	8/25/35	220,641	199,046	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A (12 mo. USD LIBOR + 2.070%)	3.301%	7/25/36	331,610	260,155	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2008-3 A3	6.100%	4/25/37	6,969,009	2,886,048	(c)(d)
Countrywide Alternative Loan Trust, 2005-11CB 3A3, IO (-1.000 x 1 mo. USD LIBOR + 5.000%)	3.671%	6/25/35	2,415,942	239,962	(b)(c)
Countrywide Alternative Loan Trust, 2005-14 3A1	2.336%	5/25/35	266,817	189,700	(b)(c)
Countrywide Alternative Loan Trust, 2005-36 4A1 (12 mo. USD LIBOR + 1.900%)	3.285%	8/25/35	546,243	507,921	(b)(c)
Countrywide Alternative Loan Trust, 2005-J10 1A1 (1 mo. USD LIBOR + 0.500%)	1.829%	10/25/35	142,774	113,599	(b)(c)
Countrywide Alternative Loan Trust, 2006-HY10 1A1 (12 mo. USD LIBOR + 1.870%)	2.924%	5/25/36	465,571	401,105	(b)(c)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	119,179	85,339	(c)

See Notes to Financial Statements.

10	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Countrywide Alternative Loan Trust, 2007-23CB A8 (-4.000 x 1 mo. USD LIBOR + 28.400%)	23.086%	9/25/37	$687,344	$979,057	(b)(c)
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	206,515	214,354	(c)
Countrywide Alternative Loan Trust, 2007-OA8 1A1 (1 mo. USD LIBOR + 0.180%)	1.732%	6/25/47	1,763,521	1,522,246	(b)(c)
Countrywide Asset-Backed Certificates, 2006-S7 A3	5.712%	11/25/35	88,194	88,073	(b)(c)
Countrywide Asset-Backed Certificates, 2006-S9 A3	5.728%	8/25/36	14,988	14,978	(b)(c)
Countrywide Asset-Backed Certificates, 2006-SD3 A1 (1 mo. USD LIBOR + 0.330%)	1.659%	7/25/36	736,462	693,720	(b)(c)(d)
Countrywide Asset-Backed Certificates, 2007-SE1 1A1 (1 mo. USD LIBOR + 0.550%)	1.879%	5/25/47	756,854	535,420	(b)(c)(d)
Countrywide Home Equity Loan Trust, 2004-B 1A (1 mo. USD LIBOR + 0.220%)	1.470%	2/15/29	782,256	747,222	(b)(c)
Countrywide Home Equity Loan Trust, 2004-J 1A (1 mo. USD LIBOR + 0.290%)	1.540%	12/15/33	1,097,242	1,071,756	(b)(c)
Countrywide Home Equity Loan Trust, 2004-L 2A (1 mo. USD LIBOR + 0.280%)	1.530%	2/15/34	114,494	105,073	(b)(c)
Countrywide Home Loans, 2005-11 6A1 (1 mo. USD LIBOR + 0.600%)	1.929%	3/25/35	56,893	52,721	(b)(c)
Countrywide Home Loans, 2005-18 A7 (-2.750 x 1 mo. USD LIBOR + 19.525%)	15.871%	10/25/35	24,025	29,367	(b)(c)
Countrywide Home Loans, 2005-HYB9 1A1 (12 mo. USD LIBOR + 1.750%)	3.479%	2/20/36	187,568	175,341	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1 (1 mo. USD LIBOR + 0.640%)	1.969%	3/25/35	98,804	97,519	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1 (1 mo. USD LIBOR + 0.600%)	1.929%	5/25/35	119,174	111,464	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-11 3A3	2.495%	4/25/35	597,236	462,251	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1 (12 mo. USD LIBOR + 2.070%)	3.631%	2/20/36	208,103	197,545	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	66,383	69,375	(c)(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1 (1 mo. USD LIBOR + 0.250%)	1.579%	3/25/36	480,911	443,114	(b)(c)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	378,605	341,150	(c)
Credit Suisse Mortgage Trust, 2010-18R 6A5 (6 mo. USD LIBOR + 1.930%)	3.506%	9/28/36	2,133,000	1,996,078	(b)(c)(d)
Credit Suisse Mortgage Trust, 2014-11R 09A2 (1 mo. USD LIBOR + 0.140%)	1.378%	10/27/36	4,453,765	2,889,010	(b)(c)(d)
Credit Suisse Mortgage Trust, 2015-02R 7A2 (12 mo. Monthly Treasury Average Index + 2.540%)	2.728%	8/27/36	3,720,760	3,269,498	(b)(c)(d)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	11

Schedule of investments (cont’d)

December 31, 2017

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Credit Suisse Mortgage Trust, 2017-RPL1 B1	3.088%	7/25/57	$3,052,442	$2,197,169	(b)(c)(d)
Credit Suisse Mortgage Trust, 2017-RPL1 B2	3.088%	7/25/57	3,501,991	1,972,591	(b)(c)(d)
Credit Suisse Mortgage Trust, 2017-RPL1 B3	3.088%	7/25/57	2,977,486	1,316,484	(b)(c)(d)
Credit Suisse Mortgage Trust, 2017-RPL1 B4	3.088%	7/25/57	3,427,174	709,051	(b)(c)(d)
Credit-Based Asset Servicing and Securitization LLC, 2006-SL1 A3 (1 mo. USD LIBOR + 0.220%)	1.549%	9/25/36	4,177,944	750,568	(b)(c)(d)
Deutsche Mortgage Securities Inc., 2006-PR1 2PO, PO	0.000%	4/15/36	41,454	24,405	(c)(d)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS1, IO	7.874%	4/15/36	360,695	91,590	(b)(c)(d)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS2, IO	13.419%	4/15/36	343,842	144,693	(b)(c)(d)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS1, IO	8.853%	4/15/36	93,271	31,816	(b)(c)(d)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS3, IO	6.354%	4/15/36	340,760	86,795	(b)(c)(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 2A1B (1 mo. USD LIBOR + 0.260%)	1.543%	4/19/47	3,533,182	2,245,453	(b)(c)
EMC Mortgage Loan Trust, 2006-A A1 (1 mo. USD LIBOR + 0.450%)	1.778%	12/25/42	411,041	408,145	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 B, PO	0.000%	9/25/55	12,701,873	1,037,667	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 BIO, IO	0.910%	9/25/55	29,936,889	3,535,786	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 XSIO, IO	0.075%	9/25/55	240,525,163	903,894	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 B, PO	0.000%	8/25/56	11,994,232	1,058,575	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 BIO, IO	0.990%	8/25/56	19,994,345	2,800,068	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	1,170,000	1,142,944	(b)(c)(d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 XSIO, IO	0.075%	8/25/56	571,939,761	2,205,972	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA2 B (1 mo. USD LIBOR + 10.500%)	11.828%	10/25/28	499,447	697,918	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA3 B (1 mo. USD LIBOR + 11.250%)	12.578%	12/25/28	1,039,548	1,476,429	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 B (1 mo. USD LIBOR + 8.600%)	9.929%	3/25/29	1,589,876	1,988,697	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 B2 (1 mo. USD LIBOR + 10.000%)	11.329%	7/25/29	2,670,000	2,534,719	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B2 (1 mo. USD LIBOR + 11.250%)	12.578%	10/25/29	1,789,856	1,794,871	(b)(c)

See Notes to Financial Statements.

12	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Federal National Mortgage Association (FNMA), 2012-134, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.823%	12/25/42	$4,486,329	$836,730	(b)(c)
Federal National Mortgage Association (FNMA)—CAS, 2016-C01 1B (1 mo. USD LIBOR + 11.750%)	13.078%	8/25/28	1,889,488	2,735,340	(b)(c)(d)
Federal National Mortgage Association (FNMA)—CAS, 2016-C02 1B (1 mo. USD LIBOR + 12.250%)	13.578%	9/25/28	2,354,151	3,502,318	(b)(c)(d)
Federal National Mortgage Association (FNMA)—CAS, 2016-C03 1B (1 mo. USD LIBOR + 11.750%)	13.078%	10/25/28	1,665,000	2,429,330	(b)(c)(d)
Federal National Mortgage Association (FNMA)—CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	11.579%	1/25/29	2,639,016	3,591,389	(b)(c)(d)
Federal National Mortgage Association (FNMA)—CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	10.579%	4/25/29	4,250,000	5,426,566	(b)(c)(d)
Federal National Mortgage Association (FNMA)—CAS, 2017-C05 1B1 (1 mo. USD LIBOR + 3.600%)	4.929%	1/25/30	1,320,000	1,323,117	(b)(c)(d)
First Horizon Alternative Mortgage Securities Trust, 2005-AA6 3A1 (6 mo. USD LIBOR + 1.880%)	3.005%	8/25/35	843,550	764,358	(b)(c)
First Horizon Alternative Mortgage Securities Trust, 2006-FA6 2A1, PAC-11	6.250%	11/25/36	125,970	94,317	(c)
First Horizon Mortgage Pass-Through Trust, 2005-AR4 2A1 (1 year Treasury Constant Maturity Rate + 2.500%)	3.341%	10/25/35	442,507	425,822	(b)(c)
GS Mortgage Securities Corp. II, 2000-1A A (1 mo. USD LIBOR + 0.350%)	1.983%	3/20/23	61,177	61,358	(b)(c)(d)
GSAA Home Equity Trust, 2005-11 2A2 (1 mo. USD LIBOR + 0.320%)	1.649%	10/25/35	4,288,511	3,999,027	(b)(c)
GSAA Home Equity Trust, 2005-R1 1A2, IO (-1.000 x 1 mo. USD LIBOR + 5.000%)	3.671%	4/25/35	2,892,486	343,810	(b)(c)(d)
GSAMP Trust, 2004-SEA2 M2 (1 mo. USD LIBOR + 1.250%)	2.579%	3/25/34	3,432,585	2,624,004	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	72,323	82,317	(c)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	474,868	501,117	(c)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A3	8.000%	1/25/36	78,088	84,238	(c)(d)
GSR Mortgage Loan Trust, 2005-AR4 2A1 (12 mo. USD LIBOR + 2.000%)	3.867%	7/25/35	303,652	274,338	(b)(c)
GSRPM Mortgage Loan Trust, 2007-1 A (1 mo. USD LIBOR + 0.400%)	1.729%	10/25/46	1,680,272	1,462,139	(b)(c)(d)
HarborView Mortgage Loan Trust, 2005-9 B5 (1 mo. USD LIBOR + 1.000%)	2.283%	6/20/35	2,209,129	1,807,888	(b)(c)
HarborView Mortgage Loan Trust, 2006-02 (6 mo. USD LIBOR + 2.370%)	3.621%	2/25/36	37,959	29,691	(b)(c)
Home Equity Mortgage Trust, 2006-1 A3 (1 mo. USD LIBOR + 0.500%)	1.829%	5/25/36	3,500,000	90,800	(b)(c)
Homestar Mortgage Acceptance Corp., 2004-3 M3 (1 mo. USD LIBOR + 1.600%)	2.929%	7/25/34	683,956	672,897	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	13

Schedule of investments (cont’d)

December 31, 2017

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Homestar Mortgage Acceptance Corp., 2004-6 M7 (1 mo. USD LIBOR + 1.950%)	3.279%	1/25/35	$1,132,859	$1,045,119	(b)(c)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1 (12 mo. USD LIBOR + 2.300%)	3.809%	1/25/37	185,681	155,454	(b)(c)
Impac CMB Trust, 2004-8 1A (1 mo. USD LIBOR + 0.720%)	2.049%	10/25/34	386,345	380,731	(b)(c)
Indymac INDA Mortgage Loan Trust, 2005-AR2 1A1 (1 year Treasury Constant Maturity Rate + 2.370%)	3.192%	1/25/36	109,782	102,787	(b)(c)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1 (1 year Treasury Constant Maturity Rate + 2.370%)	2.945%	1/25/35	97,327	93,371	(b)(c)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2 (6 mo. USD LIBOR + 2.230%)	3.335%	9/25/35	90,120	85,532	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1 (12 mo. USD LIBOR + 2.300%)	3.472%	5/25/36	348,518	311,116	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3 (12 mo. USD LIBOR + 2.330%)	3.325%	6/25/36	501,153	492,526	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1 (6 mo. USD LIBOR + 2.080%)	3.593%	6/25/36	503,473	470,153	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR25 4A3 (12 mo. USD LIBOR + 2.350%)	3.355%	9/25/36	2,541,605	1,757,396	(b)(c)
JPMorgan Alternative Loan Trust, 2007-A1 3A1 (12 mo. USD LIBOR + 2.160%)	3.120%	3/25/37	491,159	458,805	(b)(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,077,041	924,385	(c)
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	125,138	126,976	(c)
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	42,389	43,483	(c)
JPMorgan Mortgage Trust, 2007-S3 1A18 (1 mo. USD LIBOR + 0.500%)	1.829%	8/25/37	3,059,077	1,879,595	(b)(c)
Lehman Mortgage Trust, 2006-3 1A7, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	4.071%	7/25/36	7,368,492	1,705,337	(b)(c)
Lehman Mortgage Trust, 2006-3 2A1 (1 mo. USD LIBOR + 0.360%)	1.689%	7/25/36	3,306,325	799,225	(b)(c)
Lehman Mortgage Trust, 2006-3 2A2, IO (-1.000 x 1 mo. USD LIBOR + 7.140%)	5.811%	7/25/36	3,733,341	1,227,392	(b)(c)
Lehman Mortgage Trust, 2006-7 1A3, IO (-1.000 x 1 mo. USD LIBOR + 5.350%)	4.023%	11/25/36	6,495,158	1,097,134	(b)(c)
Lehman Mortgage Trust, 2006-7 1A8 (1 mo. USD LIBOR + 0.180%)	1.509%	11/25/36	3,331,375	2,279,933	(b)(c)
Lehman Mortgage Trust, 2006-7 3A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	5.823%	11/25/36	5,807,738	1,497,963	(b)(c)
Lehman Mortgage Trust, 2007-1 2A3, IO (-1.000 x 1 mo. USD LIBOR + 6.630%)	5.301%	2/25/37	11,260,784	3,077,887	(b)(c)
Lehman Mortgage Trust, 2007-5 2A3 (1 mo. USD LIBOR + 0.330%)	1.659%	6/25/37	3,348,865	1,018,657	(b)(c)

See Notes to Financial Statements.

14	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Lehman XS Trust, 2005-9N 1A1 (1 mo. USD LIBOR + 0.270%)	1.599%	2/25/36	$1,138,950	$1,088,839	(b)(c)
Lehman XS Trust, 2006-14N 3A2 (1 mo. USD LIBOR + 0.120%)	1.449%	8/25/36	1,656,509	1,545,571	(b)(c)
Lehman XS Trust, 2006-19 A4 (1 mo. USD LIBOR + 0.170%)	1.499%	12/25/36	851,753	809,005	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1 (12 mo. USD LIBOR + 2.400%)	3.698%	10/25/34	100,291	98,168	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1 (1 year Treasury Constant Maturity Rate + 2.500%)	3.570%	2/25/36	33,127	32,077	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	1.539%	4/25/46	321,152	264,759	(b)(c)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	2,014,990	(c)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	708,652	690,241	(c)(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	188,355	188,524	(c)(d)
MASTR Reperforming Loan Trust, 2005-1 1A4	7.500%	8/25/34	78,453	81,390	(c)(d)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1 (12 mo. USD LIBOR + 1.960%)	3.230%	3/25/36	745,691	574,361	(b)(c)
Morgan Stanley Capital Inc., 2003-NC10 M2 (1 mo. USD LIBOR + 2.700%)	4.029%	10/25/33	122,604	121,415	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2 (12 mo. USD LIBOR + 2.030%)	3.760%	8/25/34	235,812	235,571	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2004-7AR B1 (6 mo. USD LIBOR + 1.930%)	3.360%	9/25/34	3,611,603	1,868,911	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-7 4A2 (1 mo. USD LIBOR + 0.750%)	2.079%	6/25/36	3,200,237	2,074,645	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2 (1 mo. USD LIBOR + 0.070%)	1.399%	6/25/36	269,551	120,189	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2007-05AX 2A3 (1 mo. USD LIBOR + 0.230%)	1.559%	2/25/37	2,209,502	1,222,714	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1 (12 mo. USD LIBOR + 2.080%)	3.127%	11/25/37	799,770	726,819	(b)(c)
Morgan Stanley Re-remic Trust, 2015-R2 1B (12 mo. Monthly Treasury Average Index + 0.710%)	1.654%	12/26/46	952,699	728,291	(b)(c)(d)
New Century Home Equity Loan Trust, 2004-3 M3 (1 mo. USD LIBOR + 1.065%)	2.394%	11/25/34	673,637	680,204	(b)(c)
Nomura Resecuritization Trust, 2014-5R 1A9	8.540%	6/26/35	1,830,120	1,797,318	(b)(c)(d)
Popular ABS Mortgage Pass-Through Trust, 2004-4 M2	4.449%	9/25/34	1,367,983	1,340,890	(c)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	2,710,975	2,001,343	(c)(d)
Provident Bank Home Equity Loan Trust, 2000-2 A1 (1 mo. USD LIBOR + 0.540%)	1.777%	8/25/31	1,036,806	842,979	(b)(c)
RAAC Series, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	1.598%	5/25/36	447,827	441,096	(b)(c)(d)
RBSGC Mortgage Pass-Through Certificates, 2007-A 3A1 (1 mo. USD LIBOR + 0.350%)	1.679%	1/25/37	3,256,532	1,459,876	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	15

Schedule of investments (cont’d)

December 31, 2017

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	$578,768	$451,884	(c)
Renaissance Home Equity Loan Trust, 2007-1 AF3	5.612%	4/25/37	3,103,554	1,623,872	(c)
Renaissance Home Equity Loan Trust, 2007-2 AF1	5.893%	6/25/37	2,588,317	1,310,116	(c)
Renaissance Home Equity Loan Trust, 2007-2 AF2	5.675%	6/25/37	446,045	217,773	(c)
Renaissance Home Equity Loan Trust, 2007-2 AF5	6.203%	6/25/37	1,918,472	1,027,940	(c)
Renaissance Home Equity Loan Trust, 2007-2 AF6	5.879%	6/25/37	3,227,059	1,629,707	(c)
Renaissance Home Equity Loan Trust, 2007-3 AF3	7.238%	9/25/37	1,574,173	902,602	(c)
Residential Accredit Loans Inc., 2005-QA3 CB4 (6 mo. USD LIBOR + 2.110%)	3.846%	3/25/35	1,969,122	1,359,361	(b)(c)
Residential Accredit Loans Inc., 2006-QA01 A11 (12 mo. USD LIBOR + 2.210%)	3.945%	1/25/36	516,675	439,084	(b)(c)
Residential Accredit Loans Inc., 2006-QA04 A (1 mo. USD LIBOR + 0.180%)	1.509%	5/25/36	387,399	353,331	(b)(c)
Residential Accredit Loans Inc., 2006-QO2 A2 (1 mo. USD LIBOR + 0.270%)	1.599%	2/25/46	4,153,952	1,917,926	(b)(c)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO (-1.000 x 1 mo. USD LIBOR + 7.160%)	5.831%	9/25/36	673,186	123,605	(b)(c)
Residential Accredit Loans Inc., 2007-QA2 A1 (1 mo. USD LIBOR + 0.130%)	1.459%	2/25/37	313,409	302,451	(b)(c)
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	740,387	731,548	(c)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	106,177	80,903	(c)
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	500,094	435,157	(c)
Residential Asset Securitization Trust, 2005-A07 A2, IO (-1.000 x 1 mo. USD LIBOR + 7.250%)	5.921%	6/25/35	2,125,099	526,024	(b)(c)
Residential Asset Securitization Trust, 2005-A13 1A3 (1 mo. USD LIBOR + 0.470%)	1.798%	10/25/35	143,724	120,387	(b)(c)
Residential Asset Securitization Trust, 2006-A1 1A6 (1 mo. USD LIBOR + 0.500%)	1.829%	4/25/36	1,826,678	1,018,033	(b)(c)
Residential Asset Securitization Trust, 2006-A1 1A7, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	4.171%	4/25/36	3,785,861	700,532	(b)(c)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	308,923	279,472	(c)
Residential Funding Mortgage Securities I, 2005-SA3 1A (12 mo. USD LIBOR + 1.990%)	3.629%	8/25/35	1,408,068	1,125,726	(b)(c)
Residential Funding Mortgage Securities I, 2006-S8 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	4.071%	9/25/36	5,499,929	662,609	(b)(c)
Residential Funding Mortgage Securities I, 2006-SA2 4A1 (12 mo. USD LIBOR + 2.360%)	4.955%	8/25/36	304,553	268,687	(b)(c)
Residential Funding Mortgage Securities I, 2007-S6 1A13, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	4.171%	6/25/37	2,595,571	274,455	(b)(c)
Residential Funding Mortgage Securities I, 2007-S6 1A6 (1 mo. USD LIBOR + 0.500%)	1.829%	6/25/37	2,595,571	2,166,805	(b)(c)
Residential Funding Mortgage Securities II, 2004-HS1 AI6	3.640%	3/25/34	612	613	(b)(c)

See Notes to Financial Statements.

16	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Residential Funding Mortgage Securities II, 2005-HI2 M7	6.310%	5/25/35	$183,118	$183,760	(c)
Structured ARM Loan Trust, 2004-07 A3 (1 mo. USD LIBOR + 0.735%)	2.063%	6/25/34	152,872	147,850	(b)(c)
Structured ARM Loan Trust, 2004-18 1A2 (6 mo. USD LIBOR + 2.000%)	3.363%	12/25/34	456,269	441,802	(b)(c)
Structured ARM Loan Trust, 2005-04 1A1 (6 mo. USD LIBOR + 2.060%)	3.428%	3/25/35	193,617	168,632	(b)(c)
Structured ARM Loan Trust, 2005-04 5A (12 mo. USD LIBOR + 2.000%)	3.945%	3/25/35	142,114	143,369	(b)(c)
Structured ARM Loan Trust, 2005-07 1A3 (6 mo. USD LIBOR + 2.000%)	3.481%	4/25/35	100,459	98,714	(b)(c)
Structured ARM Loan Trust, 2005-6XS M2 (1 mo. USD LIBOR + 1.155%)	2.484%	3/25/35	706,161	762,457	(b)(c)
Structured ARM Loan Trust, 2006-8 3A5 (1 year Treasury Constant Maturity Rate + 2.490%)	3.559%	9/25/36	1,845,016	1,590,020	(b)(c)
Structured Asset Investment Loan Trust, 2004-8 M9 (1 mo. USD LIBOR + 3.750%)	5.079%	9/25/34	297,405	298,160	(b)(c)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1 (1 mo. USD LIBOR + 0.220%)	1.549%	5/25/46	677,075	401,568	(b)(c)
Structured Asset Securities Corp., 2004-20 5A1	6.250%	11/25/34	110,087	113,623	(c)
Structured Asset Securities Corp., 2005-RF1 A (1 mo. USD LIBOR + 0.350%)	1.679%	3/25/35	69,292	62,394	(b)(c)(d)
Structured Asset Securities Corp., 2006-RF3 1A1, PAC-11	6.000%	10/25/36	1,913,002	1,913,468	(c)(d)
Structured Asset Securities Corp., 2006-RF4 2A2	6.000%	10/25/36	893,325	264,263	(c)(d)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2 (12 mo. USD LIBOR + 1.940%)	3.705%	10/20/35	42,365	41,035	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-08 1A6 (-3.6667 x 1 mo. USD LIBOR + 23.283%)	18.412%	10/25/35	281,590	339,936	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-09 5A4 (-7.3333 x 1 mo. USD LIBOR + 35.933%)	26.190%	11/25/35	86,489	130,175	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-10 2A3 (1 mo. USD LIBOR + 0.900%)	2.229%	11/25/35	181,210	146,510	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1C3 (1 mo. USD LIBOR + 0.490%)	1.819%	10/25/45	322,367	318,175	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1C3 (1 mo. USD LIBOR + 0.480%)	1.809%	11/25/45	1,841,516	1,352,322	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1C4 (1 mo. USD LIBOR + 0.400%)	1.729%	11/25/45	1,422,022	1,036,941	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR2 B1 (1 mo. USD LIBOR + 0.530%)	1.859%	1/25/45	1,890,810	1,323,087	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR8 B1 (1 mo. USD LIBOR + 0.670%)	1.999%	7/25/45	2,130,271	1,658,467	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	17

Schedule of investments (cont’d)

December 31, 2017

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR10 A1 (1 mo. USD LIBOR + 0.100%)	1.429%	12/25/36	$506,496	$380,025	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR15 2A1B (11th District Cost of Funds + 1.500%)	2.232%	11/25/46	1,027,999	601,176	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR16 2A2 (12 mo. USD LIBOR + 1.470%)	2.936%	12/25/36	305,471	277,332	(b)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR18 1A1 (12 mo. USD LIBOR + 1.350%)	2.630%	1/25/37	36,791	34,106	(b)(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.460%)	4.133%	3/25/37	4,165,044	464,894	(b)(c)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR2 2A2 (1 year Treasury Constant Maturity Rate + 2.490%)	3.232%	3/25/35	86,195	87,370	(b)(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-2 1A4 (-2.7500 x 1 mo. USD LIBOR + 19.388%)	15.734%	3/25/36	1,365,209	1,613,541	(b)(c)
Total Residential Mortgage-Backed Securities (Cost — $195,117,661)				213,973,262
			Face Amount/ Units
Asset-Backed Securities — 20.2%
Access Group Inc., 2004-A B1 (28 day Auction Rate Security)	1.699%	7/1/39	1,400,000	1,342,509	(b)(c)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A B	3.330%	3/20/24	740,000	744,975	(c)(d)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A C	4.170%	3/20/24	430,000	429,456	(c)(d)
BankAmerica Manufactured Housing Contract Trust, 1996-1 B1	7.875%	10/10/26	3,656,000	1,400,125	(c)
Bombardier Capital Mortgage Securitization Corp. Trust, 1998-B A	6.530%	10/15/28	645,673	671,800	(b)(c)
Bombardier Capital Mortgage Securitization Corp. Trust, 1998-C M1	7.510%	1/15/29	4,305,681	3,633,837	(b)(c)
Bombardier Capital Mortgage Securitization Corp. Trust, 1999-A A3	5.980%	3/15/29	312,347	324,956	(b)(c)
Carlyle Global Market Strategies, 2015-2A D (3 mo. USD LIBOR + 5.300%)	6.675%	4/27/27	1,250,000	1,252,751	(b)(c)(d)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.363%	4/20/29	1,900,000	1,936,613	(b)(c)(d)
Conseco Financial Corp., 1997-4 M1	7.220%	2/15/29	1,911,784	1,983,051	(b)(c)
CreditShop Credit Card Co., LLC, 2017-1 B (1 mo. USD LIBOR + 8.000%)	9.244%	10/15/22	4,000,000	4,012,164	(b)(c)(d)
Dryden Senior Loan Fund, 2015-40A E (3 mo. USD LIBOR + 5.950%)	7.366%	8/15/28	1,300,000	1,303,190	(b)(c)(d)

See Notes to Financial Statements.

18	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount/ Units	Value
Asset-Backed Securities — continued
Firstfed Corp. Manufactured Housing Contract, 1997-2 B	8.110%	5/15/24	$302,372	$218,488	(c)(d)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	6.563%	7/20/27	1,250,000	1,265,155	(b)(c)(d)
Greenpoint Manufactured Housing, 2001-2 IA2 (Auction Rate Security)	4.731%	2/20/32	225,000	214,548	(b)(c)
Greenpoint Manufactured Housing, 2001-2 IIA2 (Auction Rate Security)	4.746%	3/13/32	350,000	334,509	(b)(c)
Greenwich Capital Acceptance Inc., 1995-BA1 B2	9.000%	8/10/20	2,191,561	543,641
Hertz Vehicle Financing LLC, 2015-2A D	4.930%	9/25/19	1,500,000	1,481,891	(c)(d)
Hertz Vehicle Financing LLC, 2016-4A D	6.030%	7/25/22	2,400,000	2,326,402	(c)(d)
Neuberger Berman CLO Ltd., 2015-19A D (3 mo. USD LIBOR + 5.250%)	6.609%	7/15/27	2,000,000	2,001,358	(b)(c)(d)
Origen Manufactured Housing, 2006-A A2	3.168%	10/15/37	1,512,706	1,421,793	(b)(c)
Origen Manufactured Housing, 2007-A A2	3.171%	4/15/37	1,557,119	1,471,716	(b)(c)
Origen Manufactured Housing, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	2.450%	10/15/37	3,212,104	3,105,121	(b)(c)(d)
Popular ABS Mortgage Pass-Through Trust, 2005-5 MV2 (1 mo. USD LIBOR + 0.630%)	1.959%	11/25/35	2,196,869	1,360,521	(b)(c)
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	6,875	3,837,316	(c)(d)
Social Professional Loan Program LLC, 2014-A RC	0.000%	7/14/2124	700	682,469	(c)(d)
Soundview Home Equity Loan Trust, 2005-1 M6 (1 mo. USD LIBOR + 1.950%)	3.279%	4/25/35	1,330,819	1,246,866	(b)(c)
TES LLC, 2017-1A B	7.740%	10/20/47	1,500,000	1,494,590	(c)(d)
Treman Park CLO Ltd., 2015-1A E (3 mo. USD LIBOR + 6.200%)	7.563%	4/20/27	1,800,000	1,803,769	(b)(c)(d)
Upgrade Pass-Through Trust	14.960%	12/27/27	500,000	504,382	(b)(d)(e)(f)
Voya CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.020%)	7.325%	6/7/30	600,000	610,639	(b)(c)(d)
Total Asset-Backed Securities (Cost — $42,853,375)				44,960,601
			Face Amount
Commercial Mortgage-Backed Securities (a) — 29.0%
BAMLL Commercial Mortgage Securities Trust, 2014-FL1 E (1 mo. USD LIBOR + 5.500%)	6.750%	12/15/31	2,980,000	2,840,830	(b)(c)(d)
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.676%	4/10/49	1,404,204	1,068,610	(b)(c)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	243,481	148,282	(b)(c)
Citigroup Commercial Mortgage Trust, 2014-GC21 D	4.835%	5/10/47	2,000,000	1,759,977	(b)(c)(d)
Citigroup Commercial Mortgage Trust, 2015-GC27 E	3.000%	2/10/48	2,000,000	1,169,008	(c)(d)
Citigroup Commercial Mortgage Trust, 2015-GC29 E	4.153%	4/10/48	2,950,000	2,029,343	(b)(c)(d)
Citigroup Commercial Mortgage Trust, 2015-GC29 F	4.153%	4/10/48	1,410,000	712,414	(b)(c)(d)
Commercial Mortgage Trust, 2013-CR09 E	4.254%	7/10/45	3,500,000	2,325,526	(b)(c)(d)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	19

Schedule of investments (cont’d)

December 31, 2017

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
Commercial Mortgage Trust, 2013-CR12 E	5.079%	10/10/46	$110,000	$81,411	(b)(c)(d)
Commercial Mortgage Trust, 2014-LC17 D	3.687%	10/10/47	2,300,000	1,694,839	(c)(d)
Commercial Mortgage Trust, 2015-CR25 D	3.796%	8/10/48	100,000	84,445	(b)(c)
Commercial Mortgage Trust, 2015-CR25 E	4.546%	8/10/48	3,000,000	2,028,522	(b)(c)(d)
Commercial Mortgage Trust, 2015-CR25 F	4.546%	8/10/48	1,400,000	692,997	(b)(c)(d)
Credit Suisse Mortgage Trust, 2006-1R 1A2 (-2.750 x 1 mo. USD LIBOR + 19.525%)	15.874%	7/27/36	753,596	876,807	(b)(c)(d)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	1,439,721	1,218,279	(c)
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	933,796	908,000	(b)(c)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	1,620,000	1,382,354	(c)(d)
Credit Suisse Mortgage Trust, 2015-LHMZ	8.928%	7/20/20	2,981,500	2,988,811	(c)(d)
Credit Suisse Mortgage Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.620%)	8.854%	7/15/32	3,300,000	3,288,902	(b)(c)(d)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	2,600,000	1,424,592	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.782%	9/25/41	10,200,000	844,465	(b)(c)
GE Business Loan Trust, 2005-1A D (1 mo. USD LIBOR + 2.720%)	4.197%	6/15/33	468,628	432,231	(b)(c)(d)
GE Business Loan Trust, 2006-1A C (1 mo. USD LIBOR + 0.420%)	1.897%	5/15/34	117,760	109,113	(b)(c)(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	947,306	817,463	(b)(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	118,832	112,113	(c)
GS Mortgage Securities Trust, 2007-GG10 AJ	5.814%	8/10/45	3,261,433	1,485,741	(b)(c)
GS Mortgage Securities Trust, 2007-GG10 AM	5.814%	8/10/45	369,837	378,398	(b)(c)
GS Mortgage Securities Trust, 2013-GC14 F	4.936%	8/10/46	320,000	245,985	(b)(c)(d)
GS Mortgage Securities Trust, 2015-GS1 D	3.268%	11/10/48	2,500,000	2,036,580	(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 D	4.272%	8/15/48	550,000	422,379	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	68,122	63,619	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.138%	4/17/45	713,171	587,066	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	2,290,000	1,525,546	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	420,000	203,454	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	600,000	499,062	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.797%	2/12/49	1,610,000	1,218,630	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.134%	2/15/51	445,336	435,571	(b)(c)

See Notes to Financial Statements.

20	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJ	5.503%	1/15/49	$2,650,000	$638,674	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M (1 mo. USD LIBOR + 6.225%)	7.475%	10/15/19	1,900,000	1,921,179	(b)(c)(d)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.449%	7/15/40	1,359,000	1,405,587	(b)(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	167,783	130,182	(b)(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	813,057	673,506	(b)(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJA	6.079%	9/12/49	103,715	85,913	(b)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21 E	3.012%	3/15/48	750,000	453,741	(c)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.679%	10/15/48	2,000,000	1,370,616	(b)(c)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.679%	10/15/48	900,000	520,784	(b)(c)(d)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	752,336	730,691	(c)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.363%	12/12/49	1,541,705	1,395,243	(b)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.894%	5/10/63	3,130,000	2,082,646	(b)(c)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.894%	5/10/63	5,510,000	2,506,565	(b)(c)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	629,342	632,176	(b)(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C33 AJ	6.205%	2/15/51	1,850,000	1,883,208	(b)(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	260,000	175,395	(c)(d)
Wells Fargo Commercial Mortgage Trust, 2015-C31 E	4.764%	11/15/48	2,000,000	1,339,662	(b)(c)(d)
Wells Fargo Commercial Mortgage Trust, 2015-SG1 D	4.619%	9/15/48	400,000	324,700	(b)(c)
WF-RBS Commercial Mortgage Trust, 2011-C4 F	5.000%	6/15/44	3,870,000	3,299,821	(b)(c)(d)
WF-RBS Commercial Mortgage Trust, 2012-C9 E	4.952%	11/15/45	3,500,000	2,832,676	(b)(c)(d)
Total Commercial Mortgage-Backed Securities (Cost — $70,097,398)				64,544,330
Senior Loans — 1.3%
Financials — 1.3%
Diversified Financial Services — 1.3%
NP Canuser LLC, Term Loan (Cost—$3,000,000)	8.250%	9/19/21	3,000,000	3,000,000	(b)(e)(f)(g)(h)
Corporate Bonds & Notes — 0.3%
Consumer Staples — 0.3%
Food & Staples Retailing — 0.3%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	479,444	543,195	(c)(d)
Industrials — 0.0%
Airlines — 0.0%
Air 2 U.S., Notes	8.027%	10/1/19	26,036	26,931	(c)(d)
Total Corporate Bonds & Notes (Cost — $519,542)				570,126
Total Investments before Short-term Investments (Cost — $311,587,976)				327,048,319

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	21

Schedule of investments (cont’d)

December 31, 2017

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Shares	Value
Short-Term Investments — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,126,335)	1.219%	$1,126,335	$1,126,335
Total Investments — 147.6% (Cost — $312,714,311)			328,174,654
Liabilities in Excess of Other Assets — (47.6)%			(105,841,563)
Total Net Assets — 100.0%			$222,333,091

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security is valued using significant unobservable inputs (See Note 1).

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CLO	— Collateral Loan Obligation
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
PO	— Principal Only

At December 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 2-Year Notes	8	3/18	$1,715,986	$1,712,875	$3,111
U.S. Treasury 5-Year Notes	11	3/18	1,279,160	1,277,805	1,355
U.S. Treasury 10-Year Notes	145	3/18	18,069,185	17,986,796	82,389
Net unrealized appreciation on open futures contracts					$86,855

See Notes to Financial Statements.

22	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

At December 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
EUR	55,341	USD	65,927	Barclays Bank PLC	1/19/18	$535

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

At December 31, 2017, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse (Markit CMBX.NA.BBB-.6 Index)	$500,000	5/11/63	3.000% monthly	$(73,159)	$(79,760)	$6,601
Credit Suisse (Markit CMBX.NA.BBB-.6 Index)	1,200,000	5/11/63	3.000% monthly	(175,583)	(187,611)	12,028
Total	$1,700,000			$(248,742)	$(267,371)	$18,629

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse	1,325,835	EUR	4/20/20	3-month EURIBOR quarterly	Credit Suisse European Mortgage Capital, 2015-1HWA A, 2.750%(a) , due 4/20/20, quarterly	—	$(2,595)	(b)(c)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	23

Schedule of investments (cont’d)

December 31, 2017

Western Asset Mortgage Defined Opportunity Fund Inc.

(a)	Variable rate security. Interest rate disclosed is of the most recent information available.

(b)	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Swap contract is valued using significant unobservable inputs (See Note 1).

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this table:
EUR	— Euro
EURIBOR	— Euro Interbank Offer Rate

See Notes to Financial Statements.

24	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in securities, at value (Cost — $312,714,311)	$328,174,654
Foreign currency, at value (Cost — $8,364)	8,499
Interest receivable	1,497,104
Deposits with brokers for OTC derivatives	530,000
Deposits with brokers for open futures contracts	200,038
Receivable for open OTC swap contracts	992
Unrealized appreciation on forward foreign currency contracts	535
Prepaid expenses	4,752
Total Assets	330,416,574

Liabilities:
Loan payable (Note 5)	101,750,000
Distributions payable	5,197,225
Investment management fee payable	278,426
OTC swaps, at value (premiums received — $267,371)	251,337
Interest payable	32,186
Payable to broker — variation margin on open futures contracts	30,984
Directors’ fees payable	10,355
Due to custodian	12
Accrued expenses	532,958
Total Liabilities	108,083,483
Total Net Assets	$222,333,091

Net Assets:
Par value ($0.001 par value; 10,454,880 shares issued and outstanding; 100,000,000 shares authorized)	$10,455
Paid-in capital in excess of par value	196,458,872
Undistributed net investment income	11,670,770
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(1,370,909)
Net unrealized appreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currencies	15,563,903
Total Net Assets	$222,333,091

Shares Outstanding	10,454,880

Net Asset Value	$21.27

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	25

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Interest and distributions	$23,698,491
Return of capital (Note 1(o))	(1,332,105)
Total Investment Income	22,366,386

Expenses:
Investment management fee (Note 2)	3,260,439
Interest expense (Note 5)	2,092,174
Excise tax (Note 1)	258,420
Audit and tax fees	126,204
Directors’ fees	60,740
Commitment fees (Note 5)	46,260
Legal fees	37,450
Transfer agent fees	34,458
Shareholder reports	28,891
Fund accounting fees	22,261
Stock exchange listing fees	13,974
Insurance	4,148
Custody fees	3,043
Miscellaneous expenses	17,015
Total Expenses	6,005,477
Net Investment Income	16,360,909

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	7,734,526
Futures contracts	(269,471)
Swap contracts	109,403
Forward foreign currency contracts	(1,891)
Foreign currency transactions	2,772
Net Realized Gain	7,575,339
Change in Net Unrealized Appreciation (Depreciation) From:
Investment transactions	15,895,715
Futures contracts	98,332
Swap contracts	202,575
Forward foreign currency contracts	1,759
Foreign currencies	148
Change in Net Unrealized Appreciation (Depreciation)	16,198,529
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	23,773,868
Increase in Net Assets From Operations	$40,134,777

See Notes to Financial Statements.

26	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$16,360,909	$15,314,855
Net realized gain	7,575,339	5,437,795
Change in net unrealized appreciation (depreciation)	16,198,529	(10,845,107)
Increase in Net Assets From Operations	40,134,777	9,907,543

Distributions to Shareholders From (Note 1):
Net investment income	(28,063,609)	(30,791,910)
Net realized gains	(6,206,819)	(560,457)
Decrease in Net Assets From Distributions to Shareholders	(34,270,428)	(31,352,367)

Fund Share Transactions:
Reinvestment of distributions (13,534 and 18,604 shares issued, respectively)	318,257	411,038
Increase in Net Assets From Fund Share Transactions	318,257	411,038
Increase (Decrease) in Net Assets	6,182,606	(21,033,786)

Net Assets:
Beginning of year	216,150,485	237,184,271
End of year*	$222,333,091	$216,150,485
*Includes undistributed net investment income of:	$11,670,770	$19,864,375

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	27

Statement of cash flows

For the Year Ended December 31, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$40,134,777
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(110,606,593)
Sales of portfolio securities	118,884,360
Net purchases, sales and maturities of short-term investments	1,501,259
Net amortization of premium (accretion of discount)	2,104,862
Decrease in receivable for securities sold	178,329
Increase in interest receivable	(18,227)
Decrease in prepaid expenses	1,476
Decrease in principal paydown receivable	5,530
Increase in receivable for open OTC swap contracts	(992)
Decrease in deposits with brokers for open futures contracts	24,004
Decrease in deposits with brokers for OTC derivatives	470,000
Increase in premiums received for OTC swap contracts	267,371
Increase in investment management fee payable	5,944
Increase in Directors’ fees payable	4,231
Decrease in interest payable	(48,485)
Decrease in accrued expenses	(386,239)
Decrease in payable to broker — variation margin on open futures contracts	(20,758)
Net realized gain on investments	(7,734,526)
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency contracts	(16,100,049)
Net Cash Provided by Operating Activities*	28,666,274

Cash Flows From Financing Activities:
Distributions paid on common stock	(28,754,946)
Increase in due to custodian	12
Net Cash Used in Financing Activities	(28,754,934)
Net Decrease in Cash	(88,660)
Cash at Beginning of Year	97,159
Cash at End of Year	$8,499

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$318,257

*	Included in operating expenses is cash of $2,185,085 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

28	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of year	$20.70	$22.76	$24.75	$23.78	$23.88

Income (loss) from operations:
Net investment income	1.57	1.47	2.13	1.87	1.44
Net realized and unrealized gain (loss)	2.28	(0.53)	(0.80)	2.19	2.16
Total income from operations	3.85	0.94	1.33	4.06	3.60

Less distributions from:
Net investment income	(2.69)	(2.95)	(2.33)	(1.75)	(1.62)
Net realized gains	(0.59)	(0.05)	(0.99)	(1.34)	(2.08)
Total distributions	(3.28)	(3.00)	(3.32)	(3.09)	(3.70)

Net asset value, end of year	$21.27	$20.70	$22.76	$24.75	$23.78

Market price, end of year	$24.67	$22.79	$23.55	$23.84	$23.18
Total return, based on NAV[2,3]	19.70%	4.47%	5.44%	17.55%	15.65%
Total return, based on Market Price[4]	24.20%	10.80%	13.56%	16.76%	12.14%

Net assets, end of year (000s)	$222,333	$216,150	$237,184	$257,621	$247,551

Ratios to average net assets:
Gross expenses	2.68%	2.97%	2.39%	2.36%	2.33%
Net expenses	2.68	2.97	2.39	2.36	2.33
Net investment income	7.29	6.78	8.65	7.39	5.83

Portfolio turnover rate	35%	23%[5]	24%	35%	32%

Supplemental data:
Loan Outstanding, End of Year (000s)	$101,750	$101,750	$80,500	$116,700	$116,700
Asset Coverage Ratio for Loan Outstanding[6]	319%	312%	395%	321%	312%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[6]	$3,185	$3,124	$3,946	$3,208 [7]	$3,121 [7]
Weighted Average Loan (000s)	$101,750	$90,984	$99,544	$116,700	$112,256
Weighted Average Interest Rate on Loan	2.06%	1.50%	1.06%	1.02%	1.04%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 24%.

[6]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[7]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before

30	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	31

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Residential mortgage-backed securities	—	$212,830,318	$1,142,944	$213,973,262
Asset-backed securities	—	44,456,219	504,382	44,960,601
Commercial mortgage-backed securities	—	64,544,330	—	64,544,330
Senior loans	—	—	3,000,000	3,000,000
Corporate bonds & notes	—	570,126	—	570,126
Total long-term investments	—	322,400,993	4,647,326	327,048,319
Short-term investments†	$1,126,335	—	—	1,126,335
Total investments	$1,126,335	$322,400,993	$4,647,326	$328,174,654
Other financial instruments:
Futures contracts	86,855	—	—	86,855
Forward foreign currency contracts	—	535	—	535
Total other financial instruments	$86,855	$535	—	$87,390
Total	$1,213,190	$322,401,528	$4,647,326	$328,262,044

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
OTC credit default swaps on credit indices—sell protection‡	—	$248,742	—	$248,742
OTC total return swaps	—	—	$2,595	2,595
Total	—	$248,742	$2,595	$251,337

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

32	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	ASSETS				LIABILITIES
Investments in Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Senior Loans	Total	OTC Total Return Swaps
Balance as of December 31, 2016	$7,782,592	$3,870,000	—	$11,652,592	—
Accrued premiums/discounts	3,479	9	—	3,488	—
Realized gain (loss)[1]	91,001	—	—	91,001	—
Change in unrealized appreciation (depreciation)[2]	582,920	107,322	—	690,242	—
Purchases	658,770	1,165,613	$3,000,000	4,824,383	—
Sales	(4,094,595)	(4,000,000)	—	(8,094,595)	—
Transfers into Level 3[3]	—	—	—	—	$(2,595)
Transfers out of Level 3[4]	(4,519,785)	—	—	(4,519,785)	—
Balance as of December 31, 2017	$504,382	$1,142,944	$3,000,000	$4,647,326	$(2,595)
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2017[2]	—	$(22,678)	—	$(22,678)	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	33

Notes to financial statements (cont’d)

the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

34	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

(g) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	35

Notes to financial statements (cont’d)

issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP

36	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2017, the total notional value of all credit default swaps to sell protection was $1,700,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	37

Notes to financial statements (cont’d)

occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the

38	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	39

Notes to financial statements (cont’d)

of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2017, the Fund held OTC credit default swaps on credit indices and OTC total return swaps with credit related contingent features which had a liability position of $251,337. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $530,000, which could be used to reduce the required payment.

(o) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

40	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discounts and amortization of market premiums requires the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions, which are reevaluated not less than annually and require the use of a significant amount of judgment. Principal write-offs are generally treated as realized losses. The Fund’s accretion of discounts and amortization of premiums for U.S. federal and other tax purposes is likely to differ from the financial accounting treatment under GAAP of these items as described above. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund accrued $258,420 of federal excise tax attributable to the calendar year 2017.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	41

Notes to financial statements (cont’d)

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$258,420	—	$(258,420)
(b)	964,018	$(964,018)	—

(a)	Reclassifications are due to a non-deductible excise tax accrued by the Fund.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of mortgage-backed securities and other investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily managed assets. Managed assets are net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a monthly subadvisory fee at an annual rate of 0.70% of the Fund’s daily managed assets that the subadviser allocates to Western Asset Limited to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$90,206,081	$20,400,512
Sales	113,928,904	4,955,456

42	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/ Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$314,748,036	$27,574,732	$(14,148,114)	$13,426,618
Futures contracts	—	86,855	—	86,855
Forward foreign currency contracts	—	535	—	535
Swap contracts	(267,371)	18,629	(2,595)	16,034

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$86,855	—	$86,855
Forward foreign currency contracts	—	$535	535
Total	$86,855	$535	$87,390

LIABILITY DERIVATIVES[1]
Credit Risk
OTC swap contracts[3]	$251,337

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	43

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(269,471)	—	—	$(269,471)
Swap contracts	—	—	$109,403	109,403
Forward foreign currency contracts	—	$(1,891)	—	(1,891)
Total	$(269,471)	$(1,891)	$109,403	$(161,959)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$98,332	—	—	$98,332
Swap contracts	—	—	$202,575	202,575
Forward foreign currency contracts	—	$1,759	—	1,759
Total	$98,332	$1,759	$202,575	$302,666

During the year ended December 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$733,819
Futures contracts (to sell)	20,825,652
Forward foreign currency contracts (to buy)	59,728
Forward foreign currency contracts (to sell)†	39,516

Average Notional Balance
Credit default swap contracts (to sell protection)	$523,077
Total return swap contracts	4,178,592

†	At December 31, 2017, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$535	—	$535	—	$535
Credit Suisse	—	$(251,337)	(251,337)	$251,337	—
	$535	$(251,337)	$(250,802)	$251,337	$535

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

44	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company that allows the Fund to borrow up to an aggregate amount of $120,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.25% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Company. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended December 31, 2017 was $2,091,173. For the year ended December 31, 2017, the Fund incurred commitment fees in the amount of $46,260. At December 31, 2017, the Fund had $101,750,000 of borrowings outstanding per this credit agreement. For the year ended December 31, 2017, the Fund had an average loan balance outstanding of $101,750,000 and the weighted average interest rate was 2.06%.

6. Distributions subsequent to December 31, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/29/2017	1/26/2018	$0.5000	*
1/19/2018	2/1/2018	$0.2250
2/16/2018	3/1/2018	$0.2250
3/23/2018	4/2/2018	$0.2050
4/20/2018	5/1/2018	$0.2050
5/25/2018	6/1/2018	$0.2050

*	Distribution comprised of $0.0546 from income, $0.1789 from short-term capital gains and $0.2665 from long-term capital gains.

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2017, the Fund did not repurchase any shares.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	45

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$29,933,761	$30,849,118
Net long-term capital gains	4,336,667	503,249
Total distributions paid	$34,270,428	$31,352,367

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$11,232,969
Undistributed long-term capital gains — net	1,332,215
Total undistributed earnings	12,565,184
Other book/tax temporary differences(a)	(4,249,899)
Unrealized appreciation (depreciation)(b)	17,548,479
Total accumulated earnings (losses) — net	$25,863,764

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures, foreign currency and swap contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to differences between the book and tax recognition of market discount and premiums on mortgage backed securities and book/tax differences in the treatment of partnership investments.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

46	Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of

Western Asset Mortgage Defined Opportunity Fund Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) as of December 31, 2017, and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 24, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

March 9, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Mortgage Defined Opportunity Fund Inc. 2017 Annual Report	47

Board approval of management and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London,” and together with Western Asset, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 8 and 9, 2017, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2017, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by

48	Western Asset Mortgage Defined Opportunity Fund Inc.

the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London helps Western Asset to provide portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement between Western Asset and Western Asset London.

Western Asset Mortgage Defined Opportunity Fund Inc.	49

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all other leveraged U.S. mortgage closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of five funds, including the Fund, for each of the 1-, 3-, and 5-year periods ended June 30, 2017. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the performance Universe, the Fund’s performance was ranked first (first being best in these performance rankings) for each of the 1-, 3-, and 5-year periods ended June 30, 2017 and was better than the Performance Universe median for each of those periods. In reviewing the Fund’s performance relative to the Performance Universe, the Board noted that the small number of funds comprising the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2017.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

50	Western Asset Mortgage Defined Opportunity Fund Inc.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged U.S. mortgage closed-end funds, as classified by Broadridge. The six funds in the Expense Group had average net common share assets ranging from $65.8 million to $447.8 million. Two of the other Expense Group funds were larger than the Fund and three were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked fourth (first being lowest and, therefore, best in these expense component rankings) among the six funds in the Expense Group and was worse (i.e., higher) than the Expense Group median for that expense component. Among the Expense Group funds, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked fifth compared on the basis of common share assets only and was worse than the Expense Group median for that expense component, and was ranked third compared on the basis of common share and leveraged assets and was better (i.e., lower) than the Expense Group median for that expense component. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked sixth among the Expense Group funds whether compared on the basis of common share assets only or on the basis of common share and leveraged assets and, in each case, were worse (i.e., higher) than the Expense Group median for that expense component. With respect to the Fund’s actual total expenses, the Manager noted, among other things, that the Fund’s investment-related expenses were higher than those of the other Expense Group funds whether compared on the basis of common share assets only or on the basis of common share and leveraged assets, and that the total expenses for the Fund also were increased by its election to pay an excise tax on undistributed earnings

Western Asset Mortgage Defined Opportunity Fund Inc.	51

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

rather than make a special distribution. The Manager noted further that the small number and varying sizes of funds comprising the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2017 and March 31, 2016. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fee for Western Asset London is paid by Western Asset, not the

52	Western Asset Mortgage Defined Opportunity Fund Inc.

Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 2 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. However, the Board determined that profitability to the Manager in providing services to the Fund continued to merit continuing monitoring at its current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Mortgage Defined Opportunity Fund Inc.	53

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

54	Western Asset Mortgage Defined Opportunity Fund Inc.

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Mortgage Defined Opportunity Fund Inc.	55

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

56	Western Asset Mortgage Defined Opportunity Fund Inc.

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	141
Other board memberships held by Director during past five years	None

Additional Officers:

Todd F. Kuehl[3] Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Mortgage Defined Opportunity Fund Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

58	Western Asset Mortgage Defined Opportunity Fund Inc.

Additional Officers cont’d

Jennifer S. Berg[4] Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1973
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2018
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2020, year 2018 and year 2019, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

[4]	Effective January 1, 2018, Ms. Berg became Treasurer.

Western Asset Mortgage Defined Opportunity Fund Inc.	59

Additional information (unaudited) (cont’d)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Directors participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended December 31, 2016 and December 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended December 31, 2016 and December 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Directors with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended December 31, 2016 and December 31, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

60	Western Asset Mortgage Defined Opportunity Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Mortgage Defined Opportunity Fund Inc.	61

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

62	Western Asset Mortgage Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares decreased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market

Western Asset Mortgage Defined Opportunity Fund Inc.	63

Dividend reinvestment plan (unaudited) (cont’d)

price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

64	Western Asset Mortgage Defined Opportunity Fund Inc.

Important tax information (unaudited)

The Fund made the following long-term capital gain distributions during the taxable year ended December 31, 2017:

Record Date	Payable Date	Long-term Capital Gains Per Share
09/22/2017	10/02/2017	$0.148400
12/29/2017	01/26/2018	$0.266500

The following information is applicable to non-U.S. resident shareholders:

The following distributions represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record Date	Payable Date	Short-term Capital Gains Per Share
12/29/2017	01/26/2018	$0.178900

Additionally, 90.00% of the ordinary income distributions paid monthly by the Fund during the taxable year ending December 31, 2017 represent Qualified Net Interest Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Mortgage Defined Opportunity Fund Inc.	65

Western Asset

Mortgage Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg**

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.
**	Effective January 1, 2018, Ms. Berg became Treasurer.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eight Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

DMO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013171 2/18 SR18-3290

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $84,900 in December 31, 2016 and $86,600 in December 31, 2017.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,320 in December 31, 2016 and $4,410 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Mortgage Defined Opportunity Fund Inc were $0 in December 31, 2016 and $121,300 in December 31, 2017.

All Other Fees. During the Reporting Period ended December 31, 2017, the Auditor provided non-audit services to the Registrant related to the calculation of market discount accruals, recognition of accrued market discount, calculation of gains and losses and calculation of taxable basis for mortgage-backed securities and asset-backed securities held by the Registrant.

There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to the Registrant requiring pre-approval by the Audit Committee in the Reporting Period ended December 31, 2016.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Mortgage Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Mortgage Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Mortgage Defined Opportunity Fund Inc. during the reporting period were $0 in December 31, 2016 and $160,000 in December 31, 2017.

(h) Yes. Western Asset Mortgage Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Mortgage Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Greg E. Handler Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; research analyst/portfolio manager at Western Asset since 2002.

Anup Agarwal. Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset as an investment professional since August 2013; formerly, a portfolio manager and Head of Consumer Credit for Stark Investments, a global alternative investment firm from 2007-2013.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2017.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	95	$148.2 billion	None	None
	Other Pooled Vehicles	271	$87.9 billion	6	$1.7 billion
	Other Accounts	611	$206.1 billion	31	$12.4 billion
Anup Agarwal‡	Other Registered Investment Companies	5	$5.0 billion	None	None
	Other Pooled Vehicles	21	$6.1 billion	2	$160 million
	Other Accounts	29	$5.3 billion	2	$310 million
Greg E. Handler ‡	Other Registered Investment Companies	1	$320 million	None	None
	Other Pooled Vehicles	12	$1.5 billion	None	None
	Other Accounts	13	$410 million	1	$80 million

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2017.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Anup Agarwal	D
Greg E. Handler	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are not effective due to the specific reason described below, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

The registrant accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discounts and amortization of market premiums requires the application of several assumptions including, but not limited to, prepayment speeds, loss severity and default rates, which are reevaluated not less than annually and require judgment. Subsequent to the issuance of the financial statements for the year ended December 31, 2016, and prior to the evaluation of its internal controls in connection with the certifications in this report, management identified that the registrant’s accretion of discount and/or amortization of premium on certain of its fixed income securities was inaccurate resulting in an understatement of income and corresponding overstatement of realized gain (loss) and/or unrealized appreciation (depreciation) on investments. Specifically, management relied on a report provided by the fund accounting agent which reflected incorrect cost figures for certain portfolio securities, a key input to determining the yields used to calculate amortization and accretion. The error had no effect on the registrant’s previously reported net assets, net asset value per share or total return, nor did it affect the distributions available or paid to shareholders. The December 31, 2017 financial statements reflect offsetting adjustments to the opening balances of cost, undistributed net investment income, accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments.

Management determined that the registrant’s control procedures failed to detect an incorrect input into the yield calculations used to calculate amortization and accretion by not reconciling the cost figures on a report provided by the fund accounting agent to the underlying books and records and this deficiency constituted a material weakness in the registrant’s internal controls over financial reporting. Management will enhance its processes and controls for determining the yields used to calculate amortization and accretion by utilizing reports that reconcile to the underlying books and records and implement additional reviews of the registrant’s amortization calculations.

(b)	Changes in internal control over financial reporting

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 12, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 12, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 12, 2018